                                                                     Exhibit 3.2

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                                     BYLAWS

                                       OF

                                  CONN'S, INC.

================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE 1 OFFICES ...........................................................1

   Section 1.1    Registered Office .........................................1
   Section 1.2    Other Offices .............................................1

ARTICLE 2 MEETINGS OF STOCKHOLDERS ..........................................1

   Section 2.1    Place of Meetings .........................................1
   Section 2.2    Annual Meeting ............................................1
   Section 2.3    Special Meetings ..........................................1
   Section 2.4    Notice ....................................................1
   Section 2.5    Voting List ...............................................2
   Section 2.6    Quorum ....................................................2
   Section 2.7    Adjourned Meeting .........................................2
   Section 2.8    Required Vote .............................................3
   Section 2.9    Proxies ...................................................3
   Section 2.10   Record Date ...............................................4
   Section 2.11   Action By Remote Communication ............................5
   Section 2.12   No Stockholder Action by Written Consent ..................5
   Section 2.13   Inspectors of Elections ...................................5
   Section 2.14   Notice of Stockholder Business; Nominations ...............5

ARTICLE 3 DIRECTORS .........................................................6

   Section 3.1    Management ................................................6
   Section 3.2    Number; Classes; Election. Change In Number ...............6
   Section 3.3    Removal; Resignation ......................................7
   Section 3.4    Vacancies and Newly Created Directorships .................7
   Section 3.5    Cumulative Voting Prohibited ..............................8
   Section 3.6    Place of Meetings .........................................8
   Section 3.7    First Meetings ............................................8
   Section 3.8    Regular Meetings ..........................................8
   Section 3.9    Special Meetings ..........................................8
   Section 3.10   Quorum ....................................................8
   Section 3.11   Action Without Meeting; Telephone Meetings ................8
   Section 3.12   Chairman of the Board .....................................9
   Section 3.13   Compensation ..............................................9

ARTICLE 4 COMMITTEES.........................................................9

   Section 4.1    Designation ...............................................9
   Section 4.2    Number; Term ..............................................9
   Section 4.3    Authority ...................................:.............9
   Section 4.4    Committee Changes; Removal ................................9
   Section 4.5    Alternate Members; Acting Members .........................9
   Section 4.6    Regular Meetings ..........................................9

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                                TABLE OF CONTENTS
                                   (Continued)

                                                                           Page
                                                                           ----

   Section 4.7    Special Meetings .........................................10
   Section 4.8    Quorum; Majority Vote ....................................10
   Section 4.9    Minutes ..................................................10
   Section 4.10   Compensation .............................................10

ARTICLE 5 NOTICES ..........................................................10

   Section 5.1    Method ...................................................10
   Section 5.2    Waiver ...................................................11
   Section 5.3    Exception to Notice Requirement ..........................11

ARTICLE 6 OFFICERS .........................................................12

   Section 6.1    Officers .................................................12
   Section 6.2    Election .................................................12
   Section 6.3    Compensation .............................................12
   Section 6.4    Removal and Vacancies ....................................12
   Section 6.5    Chief Executive Officer ..................................12
   Section 6.6    President ................................................12
   Section 6.7    Chief Financial Officer ..................................13
   Section 6.8    Chief Operating Officer ..................................13
   Section 6.9    Executive Vice Presidents ................................13
   Section 6.10   Vice Presidents ..........................................14
   Section 6.11   Secretary ................................................14
   Section 6.12   Assistant Secretaries ....................................14
   Section 6.13   Treasurer ................................................14
   Section 6.14   Assistant Treasurers .....................................14

ARTICLE 7 CERITIFICATES REPRESENTING SHARES ................................14

   Section 7.1    Certificates .............................................14
   Section 7.2    Legends ..................................................15
   Section 7.3    Lost Certificates ........................................15
   Section 7.4    Transfer of Shares .......................................15
   Section 7.5    Registered Stockholders ..................................15

ARTICLE 8 INDEMNIFICATION ..................................................15

   Section 8.1    Actions, Suits or Proceedings Other Than by or in the
                     Right of the Corporation ..............................15
   Section 8.2    Actions or Suits by or in the Right of the Corporation....16
   Section 8.3    Indemnification for Costs, Charges and Expenses of
                     Successful Party ......................................16
   Section 8.4    Determination of Right to Indemnification ................16
   Section 8.5    Advance of Costs, Charges and Expenses ...................16
   Section 8.6    Procedure for Indemnification ............................17

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                                TABLE OF CONTENTS
                                   (Continued)

                                                                           Page
                                                                           ----

   Section 8.7    Other Rights; Continuation of Right to Indemnification ...17
   Section 8.8    Construction .............................................18
   Section 8.9    Savings Clause ...........................................19
   Section 8.10   Insurance ................................................19

ARTICLE 9 GENERAL PROVISIONS ...............................................19

   Section 9.1    Dividends ................................................19
   Section 9.2    Reserves .................................................19
   Section 9.3    Authority to Sign Instruments ............................19
   Section 9.4    Fiscal Year ..............................................20
   Section 9.5    Seal .....................................................20
   Section 9.6    Transactions with Directors and Officers .................20
   Section 9.7    Amendments ...............................................20
   Section 9.8    Table of Contents; Headings ..............................20

                                     BYLAWS
                                       OF
                                  CONN'S, INC.

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                                    ARTICLE 1
                                     OFFICES

     Section 1.1 Registered Office. The registered office and registered agent of Conn's, Inc., a Delaware corporation (the "Corporation"), will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate County Recorder or Recorders, as the case may be, to amend such information.

     Section 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

     Section 2.1 Place of Meetings. Meetings of stockholders for all purposes may be held at such time and place, either within or without the State of Delaware, as designated by the Board of Directors and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the Delaware General Corporation Law.

     Section 2.2 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     Section 2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, the Corporation's Certificate of Incorporation or these Bylaws, may be called only by the Chairman of the Board, President or by a majority of the Board of Directors. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting.

     Section 2.4 Notice. Written or printed notice stating the place, if any, date, and hour of each meeting of the stockholders, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. If such notice is sent by mail, notice is given

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when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder's address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     Section 2.5 Voting List. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by the Secretary or such other officer or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting; or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time of the meeting and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

     Section 2.6 Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by statute, the Corporation's Certificate of Incorporation or these Bylaws. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation, may adjourn the meeting from time to time until a quorum shall be present.

     Section 2.7 Adjourned Meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting had a quorum been present. If the adjournment is for more than thirty (30) days, or if

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after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 2.8 Required Vote. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the question is one on which, by express provision of statute, the Corporation's Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     Section 2.9 Proxies. (a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting.

     (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy pursuant to subsection (a) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

          (1) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or by an authorized officer, director, employee or agent of the stockholder signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

          (2) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

     (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

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

     (d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

     Section 2.10 Record Date. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, if so permitted by the Corporation's Certificate of Incorporation and these Bylaws, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by statute or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Such delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by statute or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such payment, exercise, or other action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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     Section 2.11 Action By Remote Communication. If authorized by the Board of
Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication: (i) participate in a meeting of stockholders; and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and
(C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

     Section 2.12 No Stockholder Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, unless the action to be effected by written consent of the stockholders and the taking of such action by such written consent have been expressly approved in advance by the Board of Directors.

     Section 2.13 Inspectors of Elections. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

     Section 2.14 Notice of Stockholder Business; Nominations. (a) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders shall be made at an annual meeting of stockholders (1) pursuant to the Corporation's notice of such meeting; (2) by or at the direction of the Board of Directors; or (3) by any stockholder of the Corporation who was a stockholder of record at the time of giving of

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the notice provided for in this Section 2.14, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.14.

     (b) For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's proxy statement in connection with the last annual meeting. Such stockholder's notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(A) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner; and (B) the class and number of shares of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner.

     (c) Notwithstanding the aforementioned procedure, the Board of Directors may, in its discretion, exclude from any proxy materials sent to stockholders any matters that may properly be excluded under the Exchange Act, Securities and Exchange Commission rules or other applicable laws.

                                    ARTICLE 3
                                    DIRECTORS

     Section 3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Corporation's Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders. The Board of Directors shall keep regular minutes of its proceedings.

     Section 3.2 Number; Classes; Election. Change In Number. (a) The number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the majority of the whole Board of Directors, provided, however, the initial number of directors constituting the whole Board of Directors shall be six (6), and provided further that so long as any shares of Common Stock of the Corporation remain outstanding, the number of directors constituting the whole Board of Directors shall not be less than one (1) nor more than seven (7). The directors shall be divided into three classes, Class I, Class II and Class III. Each director

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

shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term expiring at the annual meeting next following the end of the calendar year 2003, the directors first elected to Class II shall serve for a term expiring at the second annual meeting next following the end of the calendar year 2003, and the directors first elected to Class III shall serve for a term expiring at the third annual meeting next following the end of the calendar year 2003. Each director shall hold office until the annual meeting at which such director's term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed. If authorized by the Board of Directors, a ballot may be submitted by electronic transmission, provided that any such electronic transmission must either set forth, or be submitted with, information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. No decrease in the number of directors constituting the whole Board of Directors shall have the effect of shortening the term of any incumbent director.

     (b) At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

     (c) Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. If any newly created directorship may, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to one or more classes, the Board of Directors shall allocate it to that of the available classes whose terms of office are due to expire at the earliest date following such allocation.

     Section 3.3 Removal; Resignation. Any director or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of at least 75% of the total voting power of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation.

     Section 3.4 Vacancies and Newly Created Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until the annual meeting of stockholders at which the term of office of the class to which he or she has been elected expires and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. If at any time there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a

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majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies.

     Section 3.5 Cumulative Voting Prohibited. Cumulative voting shall be prohibited.

     Section 3.6 Place of Meetings. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

     Section 3.7 First Meetings. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of stockholders, and at the same place, unless by unanimous consent of the directors then elected and serving, such time or place shall be changed.

     Section 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

     Section 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on twenty-four (24) hours' notice to each director, if by telecopier, electronic facsimile or hand delivery, or on three (3) days' notice to each director, if by mail or by telegram. Except as may be otherwise expressly provided by law or the Corporation's Certificate of Incorporation, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     Section 3.10 Quorum. At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Corporation's Certificate of Incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 3.11 Action Without Meeting; Telephone Meetings. Any action required or permitted to be taken at a meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee, respectively. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting. Subject to applicable notice provisions and unless otherwise restricted by the Corporation's Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in and hold a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting, except where a person's participation is for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 3.12 Chairman of the Board. The Board of Directors may elect a Chairman of the Board to preside at their meetings and to perform such other duties as the Board of Directors may from time to time assign to such person.

     Section 3.13 Compensation. The Board of Directors may fix the compensation of the members of the Board of Directors at any time and from time to time. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                    ARTICLE 4
                                   COMMITTEES

     Section 4.1 Designation. The Board of Directors may designate one or more committees.

     Section 4.2 Number; Term. Each committee shall consist of one or more directors. The number of committee members may be increased or decreased from time to time by the Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of such committee member's term as director; (ii) such committee member's resignation as a committee member or as a director; or (iii) such committee member's removal as a committee member or as a director.

     Section 4.3 Authority. Each committee, to the extent expressly provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by statute, the Corporation's Certificate of Incorporation or these Bylaws.

     Section 4.4 Committee Changes; Removal. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee. The Board of Directors may remove any committee member, at any time, with or without cause.

     Section 4.5 Alternate Members; Acting Members. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     Section 4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

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

     Section 4.7 Special Meetings. Special meetings of any committee may be held whenever called by the Chairman of the Committee, or, if the committee members have not elected a Chairman, by any committee member. The Chairman of the Committee or the committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least (i) twenty-four (24) hours before such special meeting if notice is given by telecopy, electronic facsimile or hand delivery or (ii) at least three days before such special meeting if notice is given by mail or by telegram. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

     Section 4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated as the Committee by the Board of Directors shall constitute a quorum for the transaction of business. Alternate members and acting members shall be counted in determining the presence of a quorum. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The vote of a majority of the members, including alternate members and acting members, present at any meeting at which a quorum is present shall be the act of a committee, unless the act of a greater number is required by law or the Corporation's Certificate of Incorporation.

     Section 4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

     Section 4.10 Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

                                    ARTICLE 5
                                     NOTICES

     Section 5.1 Method. (a) Whenever by statute, the Corporation's Certificate of Incorporation, or these Bylaws, notice is required to be given to any stockholder, director or committee member, and no provision is made as to how such notice shall be given, personal notice shall not be required, and any such notice may be given (i) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at such stockholder's address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation; or (ii) by any other method permitted by law (including, but not limited to, overnight courier service, facsimile telecommunication, electronic mail, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be given when deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be given at the time delivered to such service with all charges prepaid and addressed as aforesaid.

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

     (b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the Corporation's Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:
(i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

     (c) Notice given pursuant to Section 5.1(b) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of
(A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

     (d) An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given, including by a form of electronic transmission, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     Section 5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by law, the Corporation's Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 5.3 Exception to Notice Requirement. The giving of any notice required under any provision of the Delaware General Corporation Law, the Corporation's Certificate of Incorporation or these Bylaws shall not be required to be given to any stockholder to whom: (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings; or (ii) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at such person's address as shown on the records of the Corporation and have been returned undeliverable. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated. The exception provided for in this Section 5.3 to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

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

                                    ARTICLE 6
                                    OFFICERS

     Section 6.1 Officers. The officers of the Corporation shall be a President, one or more Vice Presidents (who shall rank in such order and who shall have such additional titles or designations, such as "Executive," "Senior," "First," or "Second," as may be determined from time to time by the Board of Directors), a Secretary, and a Treasurer. The Board of Directors may also choose a Chairman of the Board, additional Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

     Section 6.2 Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the Corporation, none of whom need be a member of the Board, a stockholder or a resident of the State of Delaware. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     Section 6.3 Compensation. The compensation of all officers and agents of the Corporation shall be fixed by the Compensation Committee.

     Section 6.4 Removal and Vacancies. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier resignation or removal. Any officer or agent elected or appointed by the Board of Directors may be removed either for or without cause by a majority of the directors represented at a meeting of the Board of Directors at which a quorum is represented, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     Section 6.5 Chief Executive Officer. The Chief Executive Officer shall be the senior officer of the Corporation, shall preside at all meetings of the stockholders and the Board of Directors unless the Board of Directors shall elect a Chairman of the Board, in which event the Chief Executive Officer shall preside at meetings of the Board of Directors only in the absence of the Chairman of the Board. The Chief Executive Officer shall be an ex-officio member of the executive committee (if established), and will share the general and active management of the business of the Corporation with the President, and shall see, along with the President, that all orders and resolutions of the Board of Directors are carried into effect. Under the seal of the Corporation, he shall execute bonds, mortgages, and other contracts requiring a seal, except where required or permitted by law to be otherwise signed and executed, except where the signing and execution shall be especially delegated by the Board of Directors to some other officer or agent of the Corporation. All other officers of the Corporation shall report directly to the Chief Executive Officer.

     Section 6.6 President. The President shall, subject to the control of the Board of Directors, Chairman of the Board of Directors and Chief Executive Officer, in the absence, disability, or inability to act of the Chief Executive Officer, exercise all powers and perform all duties of the Chief Executive Officer (except such powers and duties as are incident to the Chief

Executive Officer's position or a member of the Board of Directors or any Executive Committee appointed by the Board of Directors pursuant to Section 4.3 of Article 4). The President shall have general and active management of the business and affairs of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board of Directors, the Chairman of the Board of Directors, or the Chief Executive Officer shall prescribe.

     Section 6.7 Chief Financial Officer. The Chief Financial Officer of the Corporation shall, subject to the control of the Board of Directors, the Chairman of the Board of Directors and the Chief Executive Officer, be the chief financial officer of the Corporation. The Chief Financial Officer shall have custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors (or any duly authorized committee thereof). The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital and stock. The Chief Financial Officer shall receive and give receipts and acquittances for money paid in an account of the Corporation and shall pay out of the Corporation's funds on hand all bills, payrolls and other just debts of the Corporation of whatever nature upon maturity. The Chief Financial Officer shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall have such other powers and perform such other duties as may from time to time be assigned to such officer by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer.

     Section 6.8 Chief Operating Officer. The Chief Operating Officer shall, subject to the control of the Board of Directors, the Chairman of the Board of Directors and the Chief Executive Officer, be the chief administrative officer of the Corporation and shall have general charge of the business, affairs and property of the Corporation, and control over its officers (other than the Chief Executive Officer, the President and the Chief Financial Officer), agents and employees. The Chief Operating Officer shall see to it that all orders and resolutions of the Board of Directors (or any duly authorized committee thereof), the Chairman of the Board of Directors and the Chief Executive Officer are carried into effect. The Chief Operating Officer shall have such other powers and perform such other duties as may from time to time be assigned to such officer by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer.

     Section 6.9 Executive Vice Presidents. The Board of Directors may designate one or more Vice President(s) as Executive Vice President(s), who shall, in the absence, disability, or inability to act of the President, perform all the duties, exercise the powers and assume all responsibilities of the President. They shall also generally assist the President and exercise any other powers and perform such other duties as are delegated to them by the Chief Executive Officer or President and as the Board of Directors shall prescribe.

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

     Section 6.10 Vice Presidents. In the absence or disability of the President, and Executive Vice Presidents, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Each Vice President shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or the President may from time to time delegate.

     Section 6.11 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committee when required. Except as otherwise provided herein, the Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by the signature of the Secretary or by the signature of the Treasurer or an Assistant Secretary.

     Section 6.12 Assistant Secretaries. Each Assistant Secretary shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or the President may from time to time delegate.

     Section 6.13 Treasurer. The Treasurer shall perform such duties and have such powers as from time to time may be assigned to him by the Board of Directors (or any duly authorized committee thereof), the Chairman of the Board of Directors, the Chief Executive Officer or the Chief Financial Officer and if there be no Chief Financial Officer or in the absence of the Chief Financial Officer or in the event of the Chief Financial Officer's disability or refusal to act, shall perform the duties of the Chief Financial Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer.

     Section 6.14 Assistant Treasurers. Each Assistant Treasurer shall have only such powers and perform only such duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer or the President may from time to time delegate.

                                    ARTICLE 7
                        CERTIFICATES REPRESENTING SHARES

     Section 7.1 Certificates. The shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the holder's name, the number and class of shares, and the par value of such shares or a statement that such shares are without par value. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on a certificate may be facsimile.

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

     Section 7.2 Legends. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock shall bear such legends as the Board of Directors shall authorize, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law, including, but not limited to, the requirements imposed pursuant to Section 151(f) of the Delaware General Corporation Law.

     Section 7.3 Lost Certificates. The Corporation may issue a new certificate representing shares in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as it shall specify and/or to give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 7.4 Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 7.5 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof for any and all purposes, and, accordingly, shall not be bound to recognize any equitable or other claim or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                    ARTICLE 8
                                 INDEMNIFICATION

     Section 8.1 Actions, Suits or Proceedings Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement,

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

conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the standards of conduct set forth in this Section 8.1.

     Section 8.2 Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 8.3 Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Article 8, to the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2 of this Article 8, or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     Section 8.4 Determination of Right to Indemnification. Any indemnification under Sections 8.1 and 8.2 of this Article 8 (unless ordered by a court) shall be paid by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2 of this Article
8. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the Board of Directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders.

     Section 8.5 Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys, fees) incurred by a person referred to in Sections 8.1 and 8.2 of this Article 8 in defending a civil or criminal action, suit or proceeding (including investigations by any government agency and all costs, charges and expenses incurred in preparing for any threatened action, suit or proceeding) shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in such person's capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article 8. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The repayment of such charges and expenses incurred by other employees and agents of the Corporation which are paid by the Corporation in advance of the final disposition of such action, suit or proceeding as permitted by this Section 8.5 may be required upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and subject to the approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 8.6 Procedure for Indemnification. Any indemnification under Sections 8.1, 8.2 or 8.3 or advance of costs, charges and expenses under Section
8.5 of this Article 8 shall be made promptly, and in any event within 30 days, upon the written request of the director, officer, employee or agent directed to the Secretary of the Corporation. The right to indemnification or advances as granted by this Article 8 shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 30 days. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under
Section 8.5 of this Article 8 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 8.1 or 8.2 of this Article 8, but the burden of proving that such standard of conduct has not been met shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2 of this Article 8, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 8.7 Other Rights; Continuation of Right to Indemnification. The indemnification provided by this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article 8 shall be deemed to be a contract between the Corporation and each director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Article 8 is in effect. No amendment or repeal of this
Article 8 or of any relevant provisions of the Delaware General Corporation Law or any other applicable laws shall adversely affect or deny to any director, officer, employee or agent any rights to indemnification which such person may have, or change or release any obligations of the Corporation, under this
Article 8 with respect to any costs, charges, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement which arise out of an action, suit or proceeding based in whole or substantial part on any act or failure to act, actual or alleged, which takes place before or while this
Article 8 is in effect. The provisions of this Section 8.7 shall apply to any such action, suit or proceeding whenever commenced, including any such action, suit or proceeding commenced after any amendment or repeal of this Article 8.

     Section 8.8 Construction. For purposes of this Article 8:

          (i) "the Corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
     Article 8 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

          (ii) "other enterprises" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the Corporation;

          (iii) "serving at the request of the Corporation" shall include any service which imposes duties on, or involves services by, a director, officer, employee, or agent of the Corporation with respect to an employee benefit plan, its participants, or beneficiaries, including acting as a fiduciary thereof;

          (iv) "fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

          (v) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in Sections 8.1 and 8.2 of this Article 8; and

          (vi) service as a partner, trustee or member of management or similar committee of a partnership or joint venture, or as a director, officer, employee or agent of a corporation which is a partner, trustee or joint venturer, shall be considered service as a director, officer, employee or agent of the partnership, joint venture, trust or other enterprise.

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     Section 8.9 Savings Clause. If this Article 8 or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 8 that shall not have been invalidated and to the full extent permitted by applicable law.

     Section 8.10 Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, provided that such insurance is available on acceptable terms as determined by a vote of a majority of the entire Board of Directors.

                                    ARTICLE 9
                               GENERAL PROVISIONS

     Section 9.1 Dividends. The Board of Directors, subject to any restrictions contained in the Corporation's Certificate of Incorporation, may declare dividends upon the shares of the Corporation's capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Delaware General Corporation Law and the Corporation's Certificate of Incorporation.

     Section 9.2 Reserves. By resolution of the Board of Directors, the directors may set apart out of any of the funds of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section 9.3 Authority to Sign Instruments. Any checks, drafts, bills of exchange, acceptances, bonds, notes or other obligations or evidences of indebtedness of the Corporation, and all deeds, mortgages, indentures, bills of sale, conveyances, endorsements, assignments, transfers, stock powers, or other instruments of transfer, contracts, agreements, dividend and other orders, powers of attorney, proxies, waivers, consents, returns, reports, certificates, demands, notices, or documents and other instruments or writings of any nature whatsoever may be signed, executed, verified, acknowledged, and delivered, for and in the name and on behalf of the Corporation, by such officers, agents, or employees of the Corporation, or any of them, and in such manner, as from time to time may be authorized by the Board of Directors, and such authority may be general or confined to specific instances.

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     Section 9.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     Section 9.5 Seal. The corporate seal shall have inscribed thereon the name of the Corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 9.6 Transactions with Directors and Officers. No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (a) the material facts as to the director's or officer's relationship or interest and to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to the director's or officer's relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     Section 9.7 Amendments. These Bylaws may be altered, amended, or repealed or new bylaws may be adopted by the Board of Directors or by written consent of the Board of Directors. In addition to any requirements of law and any other provision of these Bylaws, the affirmative vote of the holders of at least 75 percent of the of the combined voting power of the then outstanding shares of all classes and series of capital stock entitled generally to vote in the election of directors of the Corporation, voting together as a single class, shall be required for stockholders to adopt, amend, alter, or repeal Section 2.3, 2.12, 2.14, 3.2, 3.3, and 3.4 of these Bylaws or to amend this Section 9.7 as it relates to the vote required to adopt, amend, alter or repeal the aforementioned sections of these Bylaws.

     Section 9.8 Table of Contents; Headings. The table of contents and headings used in these Bylaws have been inserted for convenience only and do not constitute matters to be construed in interpretation.

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                            CERTIFICATE OF SECRETARY

     The undersigned, being the Secretary of the Corporation, hereby certifies that the foregoing code of Bylaws was duly adopted by the initial Directors of the Corporation effective January 24, 2003.

     IN WITNESS WHEREOF, I have signed this Certification as of the date first written above.


                                                   /s/ David R. Atnip
                                                   -----------------------------
                                                   David R. Atnip, Secretary

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